UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2018
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE
On August 1, 2018, Evoqua Water Technologies Corp. (referred to herein as the “Company,” “Evoqua,” “we,” “us,” or “our”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that on July 26, 2018, it had completed its previously announced acquisition of ProAct Services Corporation (“ProAct”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of ProAct and the pro forma combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited Consolidated Financial Statements of ProAct for the year ended December 31, 2017 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited Condensed Consolidated Financial Statements of ProAct for the six months ended June 30, 2018 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information of Evoqua and ProAct as of June 30, 2018 and for the fiscal year ended September 30, 2017 and for the nine months ended June 30, 2018 is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of ProAct Services Corporation for the year ended December 31, 2017

99.2	Unaudited Condensed Consolidated Financial Statements of ProAct Services Corporation for the six months ended June 30, 2018 and 2017

99.3	Unaudited Pro Forma Combined Financial Statements and Notes to the Unaudited Pro Forma Combined Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 9, 2018		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer